Dreyfus New Jersey Intermediate Municipal Bond Fund

Annual Report

March 31, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Dreyfus New Jersey Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on Dreyfus New Jersey Intermediate Municipal Bond Fund for the 12-month period ended March 31, 1999. Your fund produced a total return, including share price changes and dividend income generated, of 5.04%,* and a tax-free distribution rate per share of 4.21%.**

Economic Review

   The economy in the period ended March 31, 1999 had several persistent themes. These included weakness in the world economy, strength in the U.S. economy, pervasive disinflation and multiple rounds of central bank easing, which lowered interest rates in many parts of the world.

   Weakness in the world economy started in Asia with economic and financial stresses throughout most of the continent. While China was able to generate economic expansion by government spending, economic declines occurred in most of the rest of Asia. The most severe phase of these crises occurred when Asian currencies dropped and short-term interest rates rose there as well. Then Latin America began to weaken, particularly Brazil. Tentative signs of a bottoming in Asia had emerged by the end of your fund's fiscal period; however, Brazil had not yet turned the corner.

   Europe was full of optimism about the benefits of currency unification into the Euro as of year-end 1998. The reality was that economic growth in Europe began the last year at a modest pace and showed signs of stagnation in early 1999. Even so, the new European central bank postponed the reduction in interest rates at the beginning of 1999, probably because of a desire to build anti-inflationary credibility. The bank finally eased in April of this year.

   The U.S. economy proved to be a superperformer during the period, growing at an above-trend rate despite the economic weakness overseas. A major reason for this was that the negative effects of foreign economic weakness on the traditional industrial sector were offset by positive effects elsewhere in the economy. Low inflation and low interest rates stimulated the housing and consumer sectors, while the technology sector continued to expand.

   The Federal Reserve eased monetary policy three times beginning on September 30, 1998, lowering the federal funds rate from 5.50% to 4.75%. This was not because of any shortfall in U.S. economic growth. Rather, it was a response to a financial crisis linked to the Russian default and the financial problems of a major hedge fund. Despite widespread fears, the U.S. economy never did slow. Long-term interest rates declined into early October, when fears of financial crisis, deflation and possible economic recession were at their greatest. However, those rates then drifted higher as the financial stresses eased and the feared economic slowdown did not materialize.

Market Environment

   Moderating economic growth in the U.S., a negligible rate of inflation, and relatively low interest rates continue to foster a positive atmosphere for municipal bonds. As measured by commonly accepted indexes, municipal bond yields have moved very little over the last six-month period, compared to yields of U.S. Treasury bonds. Treasuries, of course, were affected uniquely because of the safe haven they provided during the economic and currency collapses of several foreign countries; lately there has been some liquidation of Treasuries as recovery in several foreign nations began, thus their price movements have been more volatile.

   Municipal yields continue to be historically generous vis--vis Treasury bond yields, and that lends support to current price levels. Presently, municipal bonds with maturities of 20 years and longer provide federally tax-free yields that exceed 90% of the taxable yields provided by Treasury bonds with comparable maturities. Also helping to firm up price levels of municipal bonds is a shortage of supply in the new-issue market. So far in 1999, newly marketed issues amount to just 77% of 1998's volume. Some reduction in 1999 is expected when compared to 1998, when a number of refundings helped to swell that year's total issuance to $284 billion, but at this time new issues are running somewhat behind expectations for 1999.

   Demand continues to be sparked by the after-tax benefits of municipal bond ownership, recognized mainly by individuals and crossover buyers, the latter being buyers who commonly operate in both taxable and tax-exempt markets, depending on yield ratios and after-tax benefits. Institutional demand is not especially strong right now, and that demand is very specific, centering on coupon, maturity and several technical features. With supply and demand well balanced, and no discernible indications of rising inflation and higher interest rates, it appears that the municipal environment will continue to be hospitable.

Portfolio Focus

   In the 12 months ended March 31, 1999, the Dreyfus New Jersey Intermediate Municipal Bond Fund assumed a relatively pragmatic approach with its portfolio. From the beginning of the reporting period, the fund focused on maintaining its average maturity at approximately seven years. By the end of the second fiscal quarter, it was apparent that the municipal market was operating within a narrow range. Attempting to predict the timing of the ebb and flow of these market changes would be difficult at best. We focused our efforts on buying discount bonds and also purchasing higher-coupon municipal securities. This approach allowed the fund to assume characteristics more in tune with the market environment. These efforts were the prime contributors to the fund's relative performance over the period.

   We will continue to manage the fund utilizing a conservative approach to balance these market factors, with an emphasis on providing income to our shareholders. The fund is currently well balanced across its coupon and maturity range and is positioned to continue to perform well in the current market environment. It is entirely possible that the market may again see periods of volatility, although at present, the bond market has had a positive tone marked by a reduced supply of new bond issuance. To this extent, the fund is benefiting from increased demand for New Jersey securities, which are sought by national funds, as well as other New Jersey bond funds.

   The primary tasks that will guide our fund management decisions are to earn a high level of current income, to the extent it is consistent with the preservation of capital, while maintaining the fund's high credit quality. Included in this report is a series of detailed statements outlining the fund's holdings and financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the fund and the Dreyfus Corporation.
                                   Very truly yours,

                                   /s/Richard J. Moynihan


                                   Richard J. Moynihan
                                   Director, Municipal Portfolio Management
                                   The Dreyfus Corporation
April 19, 1999
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. Income may be subject to state and local income taxes for non-New Jersey residents. Some income may be subject to the federal Alternative Minimum Tax (AMT) for certain shareholders.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

Dreyfus New Jersey Intermediate Municipal Bond Fund             March 31, 1999
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL
BOND INDEX
*Source: Lehman Brothers

Average Annual Total Returns
      One Year Ended              Five Years Ended          From Inception (6/26/92)
         March 31, 1999             March 31, 1999            to March 31, 1999
      --------------------      --------------------      --------------------------
            5.04%                     5.91%                       6.21%

   Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus New Jersey Intermediate Municipal Bond Fund on 6/26/92 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes, the value of the Index on 6/30/92 is used as the beginning value on 6/26/92. All dividends and capital gain distributions are reinvested.

   The Fund invests primarily in New Jersey municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years. The Fund's performance shown in the line graph takes into account fees and expenses. The Lehman Brothers 10-Year Municipal Bond Index is not limited to investments principally in New Jersey municipal obligations and does not take into account charges, fees and other expenses. The Lehman Brothers 10-Year Municipal Bond Index, unlike the Fund, is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. These factors, coupled with the potentially longer maturity of the Index, can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus New Jersey Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments                                         March 31, 1999

                                                                                             Principal
Long-Term Municipal Investments--97.2%                                                         Amount             Value
-------------------------------------------------------------------------------             ------------      ------------
New Jersey--91.1%
Atlantic County Utilities Authority, Sewer Revenue, Refunding
   5%, 1/15/2009 (Insured; AMBAC)..............................................              $    2,760,000   $  2,891,514
Bayshore Regional Sewer Authority, Subordinated Sewer Revenue:
   5.10%, 5/1/2004 (Insured; MBIA).............................................                   1,110,000      1,171,638
   5.30%, 4/1/2008 (Insured; MBIA).............................................                   1,000,000      1,078,220
   5.40%, 4/1/2009 (Insured; MBIA).............................................                   1,000,000      1,079,160
Brick Township Municipal Utilities Authority, Water and Sewer Revenue, Refunding
   5.10%, 12/1/2009 (Insured; FGIC)............................................                   1,500,000      1,579,665
Burlington County:
   5.20%, 10/1/2009............................................................                   2,000,000      2,072,180
   Refunding 5.35%, 9/15/2003..................................................                   1,000,000      1,050,560
Camden County Improvement Authority, Revenue:
   County Guaranteed Lease:
         5.40%, 12/1/2002......................................................                     855,000        903,615
         5.85%, 10/1/2006 (Insured; MBIA)......................................                   1,000,000      1,099,570
   (Health Services Center) 4.80%, 12/1/2004 (Insured; AMBAC)..................                   1,555,000      1,626,670
Camden County Municipal Utilities Authority, County Agreement Sewer Revenue,
   Refunding:
         5.50%, 7/15/2005 (Insured; FGIC)......................................                   1,000,000      1,082,900
         5%, 7/15/2009 (Insured; FGIC).........................................                   3,200,000      3,333,056
Cherry Hill Township, Sewer and Sewer Assessment 5.30%, 9/1/2002...............                   1,370,000      1,440,829
Delaware River and Bay Authority, Revenue 5.10%, 1/1/2009 (Insured; FGIC)......                     815,000        859,336
Dover Township 5.90%, 10/15/2002 (Insured; AMBAC)..............................                   1,640,000      1,760,474
Township of East Brunswick, Refunding 4.75%, 4/1/2004..........................                   1,310,000      1,362,858
Essex County Improvement Authority, Revenue Lease Refunding (County Jail
   and Youth House Project) 5%, 12/1/2009 (Insured; AMBAC).....................                   1,575,000      1,649,293
Gloucester Township, Refunding 5.20%, 7/15/2004 (Insured; AMBAC)...............                     795,000        845,284
Greenwich Township Board of Education 5%, 1/15/2011 (Insured; FSA).............                   1,015,000      1,043,643
Hamilton Township:
   General Improvement 5.20%, 9/1/2002 (Insured; FGIC).........................                     600,000        626,592
   Sewer Utility 5.20%, 9/1/2002 (Insured; FGIC)...............................                     450,000        469,944
Highland Park, Water and Sewer Utility:
   6%, 10/15/2003..............................................................                     360,000        385,034
   6%, 10/15/2004..............................................................                     470,000        501,622
Hillside Township 6.60%, 2/15/2007 (Insured; MBIA).............................                   1,000,000      1,094,550
City of Hoboken Parking Authority, Parking General Revenue, Refunding:
   6.10%, 3/1/2002.............................................................                     375,000        396,187
   6.20%, 3/1/2003.............................................................                     395,000        424,127
Hudson County:
   4.75%, 8/1/2003.............................................................                     500,000        514,660
   Vocational School Improvement 5.05%, 10/1/2008 (Insured; FSA)...............                   1,010,000      1,066,550
Hudson County Improvement Authority, Solid Waste System Revenue
   6.75%, 1/1/2003.............................................................                   3,000,000      3,218,220

Dreyfus New Jersey Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments                                         March 31, 1999

                                                                                              Principal
Long-Term Municipal Investments (continued)                                                    Amount            Value
-------------------------------------------------------------------------------             ------------      ------------
New Jersey (continued)
Jackson Township School District 4.625%, 12/15/2008 (Insured; FSA).............              $    1,325,000   $  1,359,304
Jersey City, Water Refunding:
   5.20%, 10/1/2008 (Insured; AMBAC)...........................................                   1,565,000      1,669,495
   5.30%, 10/1/2009 (Insured; AMBAC)...........................................                   1,295,000      1,382,115
Lacy Municipal Utilities Authority, Water Revenue:
   5.10%, 12/1/2003 (Insured; MBIA)............................................                   1,060,000      1,120,452
   5.20%, 12/1/2004 (Insured; MBIA)............................................                   1,215,000      1,295,494
Long Branch Sewerage Authority, Revenue, Refunding:
   5%, 6/1/2003 (Insured; FGIC)................................................                     610,000        639,012
   5.10%, 6/1/2004 (Insured; FGIC).............................................                     690,000        728,868
Manalapan-Englishtown Regional School District Board of Education (School Bonds)
   5%, 5/1/2004...............................................................                    1,950,000      2,051,205
Mercer County Improvement Authority, Revenue, Refunding:
   (Special Services School District) 5.30%, 12/15/2002......................                       845,000        892,413
   Township Guaranteed (Hamilton Board of Education Lease Project)
         5.70%, 6/1/2002 (Insured; MBIA).......................................                     470,000        498,035
Middlesex County Utilities Authority, Sewer Revenue, Refunding
   5%, 9/15/2008 (Insured; FGIC)...............................................                   1,000,000      1,051,700
Township of Middletown, Refunding 4.90%, 8/1/2004..............................                   1,810,000      1,897,640
Monmouth County 5.10%, 10/1/2010...............................................                   2,600,000      2,720,952
Monmouth County Improvement Authority, Revenue, Refunding
   (Correctional Facilities) 5%, 8/1/2009......................................                   1,500,000      1,574,880
City of Newark Board of Education 5.875%, 12/15/2006 (Insured; MBIA)...........                   1,755,000      1,937,397
State of New Jersey 5.90%, 8/1/2002............................................                   2,000,000      2,140,640
New Jersey Economic Development Authority, Revenue:
   District Heating and Cooling (Trenton-Trigen Project)
         6.10%, 12/1/2004......................................................                   3,245,000      3,451,869
   Economic Growth Revenue:
         4.80%, 10/1/2003 (LOC; National Westminster Bank).....................                     550,000        566,016
         5%, 10/1/2005 (LOC; National Westminster Bank)........................                     890,000        927,309
   Market Transition Facility Revenue 7%, 7/1/2004 (Insured; MBIA).............                   2,275,000      2,599,165
   (Trenton Office Complex) 5.25%, 6/15/2009 (Insured; FSA)....................                   2,500,000      2,674,100
   Waste Paper Recycling (MPMI Inc. Project) 5.75%, 2/1/2004...................                   2,500,000      2,561,750
New Jersey Educational Facilities Authority, Revenue:
   College and University:
         (Institute of Advanced Study) 6.15%, 7/1/2004 (Prerefunded 7/1/2001) (a)                   560,000        596,546
         Refunding:
               (Princeton Theological):
                     4.70%, 7/1/2010...........................................                     880,000        901,173
                     4.80%, 7/1/2011...........................................                     920,000        942,025
                     4.875%, 7/1/2012..........................................                     965,000        988,411
               (Ramapo College) 5.15%, 7/1/2004 (Insured; MBIA)................                   1,010,000      1,070,095
               (Saint Peter's College) 5%, 7/1/2008............................                   2,200,000      2,238,984
         (Rowan College) 5.15%, 7/1/2004 (Insured; MBIA).......................                     825,000        874,088
         (University of Medicine and Dentistry) 5%, 12/1/2004 (Insured; AMBAC).                   5,090,000      5,375,905

Dreyfus New Jersey Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments                                         March 31, 1999

                                                                                             Principal
Long-Term Municipal Investments (continued)                                                   Amount              Value
-------------------------------------------------------------------------------             ------------      ------------
New Jersey (continued)
New Jersey Educational Facilities Authority, Revenue (continued):
   Higher Educational Facilities Trust Fund:
         5.125%, 9/1/2006 (Insured; AMBAC).....................................              $    2,775,000   $  2,954,320
         5.125%, 9/1/2009 (Insured; AMBAC......................................                   2,000,000      2,108,920
New Jersey Environmental Infrastructure Trust, Waste Water Treatment
   5%, 9/1/2007................................................................                   1,820,000      1,921,611
New Jersey Health Care Facilities Financing Authority, Health Hospital and Nursing
   Home Revenue:
         (Deborah Heart and Lung Center Issue):
               5.60%, 7/1/2003.................................................                   1,710,000      1,766,533
               5.80%, 7/1/2004.................................................                     745,000        775,821
               5.90%, 7/1/2005.................................................                     790,000        829,634
         (Mountainside Hospital) 5.10%, 7/1/2003 (Insured; MBIA)...............                   1,630,000      1,710,718
         Refunding:
               (Burdette Tomlin Memorial Hospital Issuqe) 6%, 7/1/2003 (Insured; FGIC)            1,665,000      1,775,623
               (Rahway Hospital Obligated Group Issue) 5%, 8/1/2008............                   2,000,000      2,037,540
               (Raritan Bay Medical Center Issue) 6.625%, 7/1/2005.............                   2,800,000      2,918,580
               (Robert Wood Johnson University Center) 5%, 7/1/2008 (Insured; MBIA)        .      1,500,000      1,572,390
               (Saint Joseph's Hospital and Medical Center)
                     5.15%, 7/1/2006 (Insured; Connie Lee).....................                   2,555,000      2,704,365
               (West Jersey Health System) 5.45%, 7/1/2002 (Insured; MBIA).....                   2,160,000      2,274,286
New Jersey Higher Education Assistance Authority, Student Loan Revenue:
   6.80%, 7/1/2000.............................................................                     565,000        585,668
   (NJClass Loan Program) 5.60%, 1/1/2001......................................                     850,000        872,244
New Jersey Highway Authority, Senior Parkway Revenue, Refunding
   (Garden State Parkway):
         5.70%, 1/1/2002.......................................................                     500,000        525,820
         5.90%, 1/1/2004.......................................................                     500,000        534,970
New Jersey Housing and Mortgage Finance Agency, Housing Revenue, Refunding:
   6.20%, 11/1/2004............................................................                   4,000,000      4,267,400
   6.60%, 11/1/2004............................................................                   3,660,000      3,918,506
New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Revenue
   5.75%, 7/1/2002 (Insured; MBIA).............................................                   2,000,000      2,125,280
New Jersey Transportation Trust Fund Authority, Transportation System:
   5.125%, 6/15/2007 (Insured; AMBAC)..........................................                   2,500,000      2,658,050
   4.875%, 12/15/2008 (Insured; MBIA)..........................................                   3,000,000      3,144,030
New Jersey Wastewater Treatment Trust:
   5.90%, 5/01/2003 (Insured; MBIA) (Prerefunded 5/1/2002) (a).................                   1,400,000      1,515,430
   Loan Revenue:
         6.30%, 7/1/2005.......................................................                      50,000         53,643
         6.30%, 7/1/2005 (Prerefunded 7/1/2001) (a)............................                   3,545,000      3,818,107
North Brunswick Township 6.30%, 5/15/2006 (Prerefunded 5/15/2002) (a)..........                   1,860,000      2,024,629
North Hudson Sewer Authority, Sewer Revenue 5.25%, 8/1/2010 (Insured; FGIC)....                   3,825,000      4,047,079
North Jersey District Water Supply Commission, Revenue, Refunding
   (Wanaque South Project) 5.40%, 7/1/2002 (Insured; MBIA).....................                   2,795,000      2,942,129

Dreyfus New Jersey Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments                                         March 31, 1999

                                                                                               Principal
Long-Term Municipal Investments (continued)                                                     Amount              Value
-------------------------------------------------------------------------------             ------------      ------------
New Jersey (continued)
Northeast Monmouth County Regional Sewer Authority, Sewer Revenue, Refunding
   5%, 11/1/2010 (Insured; MBIA)...............................................              $    2,250,000   $  2,347,155
Ocean County, General Improvement:
   5.30%, 9/1/2003.............................................................                   2,115,000      2,249,429
   5.125%, 7/1/2004............................................................                   1,000,000      1,058,320
   5.65%, 7/1/2005.............................................................                   1,600,000      1,747,840
   4.50%, 12/1/2009............................................................                   1,225,000      1,243,093
Parsippany--Troy Hills Township, Refunding 6%, 4/1/2004........................                   1,630,000      1,786,072
Passaic County Utilities Authority, SWDR, Refunding:
   5%, 3/1/2007................................................................                   1,300,000      1,345,643
   5%, 3/1/2008................................................................                   1,195,000      1,231,208
City of Perth Amboy Board of Education, COP, Lease Purchase Agreement
   (FWB Leasecorp,Inc.) 5.60%, 12/15/2002 (Insured; FSA).......................                   1,265,000      1,349,021
Pinelands Regional Board of Education, Refunding COP, Lease Purchase Agreement
   (A & R Hunt Enterprises, Inc.) 5.70%, 2/15/2003 (Insured; FSA)..............                     350,000        374,304
Port Authority of New York and New Jersey:
   (Consolidated Board 101st Series) 5.25%, 9/15/2006 (Insured; MBIA)..........                   1,000,000      1,067,920
   (Consolidated Board 116th Series) 5%, 10/1/2016.............................                   9,950,000     10,015,073
Township of Roxbury, Water and Sewer Assessment 5.05%, 8/1/2004 (Insured; AMBAC)                  1,175,000      1,241,470
Rutgers State University, University Revenue, Refunding
   (State University of New Jersey) 6.30%, 5/1/2005............................                   2,900,000      3,154,388
South Jersey Port Corp., Marine Terminal Revenue:
   5.05%, 1/1/2003.............................................................                     835,000        862,997
   5.30%, 1/1/2005.............................................................                     930,000        977,114
   5.40%, 1/1/2006.............................................................                   1,010,000      1,063,106
South Jersey Transportation Authority, Transportation System Revenue
   5.50%, 11/1/2002 (Insured; MBIA)............................................                   2,000,000      2,122,120
South River School District 5%, 12/1/2008 (Insured; FGIC)......................                   1,100,000      1,162,546
Southern Regional High School District 5.50%, 9/1/2011 (Insured; MBIA).........                   1,600,000      1,719,712
Sussex County Municipal Utilities Authority, Wastewater Facilities Revenue, Refunding
   5%, 12/1/2003 (Insured; MBIA)...............................................                   1,755,000      1,847,646
Warren County Pollution Control Financing Authority, Landfill Revenue, Refunding
   5.60%, 12/1/2002............................................................                   1,765,000      1,745,497
Washington Township Board of Education 5.10%, 2/1/2007 (Insured; MBIA).........                   3,100,000      3,287,612
West Deptford Township, Refunding 5.20%, 3/1/2011 (Insured; AMBAC).............                   2,000,000      2,098,080
West Morris Regional High School District Board of Education, School
   5.875%, 1/15/2004...........................................................                     250,000        272,102
West Windsor Township, General Improvement:
   5.70%, 10/15/2002...........................................................                     600,000        627,156
   5.90%, 10/15/2003...........................................................                     600,000        628,944
West Windsor-Plainsboro Regional Board of Education, Refunding COP,
   Lease Purchase Agreement (Lamington Funding Corp.)
   5.50%, 3/15/2003 (Insured; MBIA)............................................                   1,115,000      1,182,937

Dreyfus New Jersey Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments                                         March 31, 1999

                                                                                               Principal
Long-Term Municipal Investments (continued)                                                     Amount              Value
-------------------------------------------------------------------------------             ------------      ------------
New Jersey (continued)
Western Monmouth Utilities Authority, Revenue, Refunding
   5.15%, 2/1/2008 (Insured; AMBAC)............................................              $    1,000,000   $  1,059,720
Woodbridge Township:
   5.65%, 8/15/2002............................................................                   1,320,000      1,401,484
   6.20%, 8/15/2007............................................................                   2,000,000      2,192,060

U.S. Related--6.1%
Commonwealth of Puerto Rico, Improvement, Refunding
   5.30%, 7/1/2004 (Insured; MBIA).............................................                   8,000,000      8,556,000
Virgin Islands, Subordinated Special Tax
   (Insurance Claims Fund Program/GO Matching Fund)
   5.65%, 10/1/2003 (Prerefunded 10/1/2001) (a)................................                   2,480,000      2,584,061
Virgin Islands Public Finance Authority, Revenue, Refunding
   (Matching Fund Loan Notes):
         7%, 10/1/2002.........................................................                     250,000        277,155
         5.50%, 10/1/2008......................................................                   1,500,000      1,575,855
Virgin Islands Water and Power Authority, Water System Revenue 7.20%, 1/1/2002.                     200,000        212,008
                                                                                                             -------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $200,824,653).........................................................                               $211,405,163
                                                                                                             -------------
                                                                                                             -------------
Short-Term Municipal Investments--1.3%
-------------------------------------------------------------------------------
New Jersey;
New Jersey Economic Development Authority, Economic Development Revenue, VRDN
   (El Dorado Terminal) 3.10% (b)..............................................              $    1,900,000  $   1,900,000
Port Authority of New York and New Jersey, Special Obligation Revenue,
   VRDN 3.20% (SBPA; Morgan Guaranty Trust Co.) (b)............................                   1,000,000      1,000,000
                                                                                                             -------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $2,900,000)...........................................................                              $   2,900,000
                                                                                                             -------------
                                                                                                             -------------
TOTAL INVESTMENTS
   (cost $203,724,653).........................................................                       98.5%  $214,305,163
                                                                                                     ------  -------------
                                                                                                     ------  -------------
CASH AND RECEIVABLES (NET).....................................................                        1.5%  $   3,361,224
                                                                                                     ------  -------------
                                                                                                     ------  -------------
NET ASSETS.....................................................................                      100.0%  $ 217,666,387
                                                                                                     ------  -------------
                                                                                                     ------  -------------

Dreyfus New Jersey Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------

Summary of Abbreviations
-------------------------------------------------------------------------------
AMBAC    American Municipal Bond Assurance Corporation      MBIA      Municipal Bond Investors Assurance
COP      Certificate of Participation                                    Insurance Corporation
FGIC     Financial Guaranty Insurance Company               SBPA      Standby Bond Purchase Agreement
FSA      Financial Security Assurance                       SWDR      Solid Waste Disposal Revenue
GO       General Obligation                                 VRDN      Variable Rate Demand Notes
LOC      Letter of Credit


Summary of Combined Ratings (Unaudited)
-------------------------------------------------------------------------------
Fitch      or      Moody's     or     Standard & Poor's     Percentage of Value
----               -------            -----------------      ------------------
AAA                Aaa                AAA                           55.6%
AA                 Aa                 AA                            19.0
A                  A                  A                             11.5
BBB                Baa                BBB                            6.3
B                  B                  B                               .8
F1                 Mig1               SP1                            1.4
Not Rated (c)      Not Rated (c)      Not Rated (c)                  5.4
                                                                 -------
                                                                   100.0%
                                                                 -------
                                                                 -------
Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Securities payable on demand. Variable interest rate--subject to periodic change.
(c) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                       See notes to financial statements.

Dreyfus New Jersey Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                  March 31, 1999 (Unaudited)

                                                                                                 Cost                  Value
                                                                                             -----------           -----------
ASSETS:            Investments in securities--See Statement of Investments.....              $203,724,653          $214,305,163
                   Cash........................................................                                         459,416
                   Interest receivable.........................................                                       3,159,043
                   Receivable for shares of Beneficial Interest subscribed.....                                         151,000
                   Prepaid expenses............................................                                          36,460
                                                                                                                  -------------
                                                                                                                    218,111,082
                                                                                                                  -------------
LIABILITIES:       Due to The Dreyfus Corporation and affiliates...............                                         129,904
                   Payable for shares of Beneficial Interest redeemed..........                                         222,000
                   Accrued expenses............................................                                          92,791
                                                                                                                  -------------
                                                                                                                        444,695
                                                                                                                  -------------
NET ASSETS.....................................................................                                    $217,666,387
                                                                                                                  -------------
                                                                                                                  -------------
REPRESENTED BY:    Paid-in capital.............................................                                    $210,836,264
                   Accumulated net realized gain (loss) on investments.........                                      (3,750,387)
                   Accumulated net unrealized appreciation (depreciation)
                         on investments--Note 4................................                                      10,580,510
                                                                                                                  -------------
NET ASSETS.....................................................................                                    $217,666,387
                                                                                                                  -------------
                                                                                                                  -------------
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                      15,630,081

NET ASSET VALUE, offering and redemption price per share--Note 3(d)............                                          $13.93
                                                                                                                        -------
                                                                                                                        -------

                                       See notes to financial statements.

Dreyfus New Jersey Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Operations                               Year Ended March 31, 1999

INVESTMENT INCOME

INCOME             Interest Income ............................................                                    $10,831,630

EXPENSES:          Management fee--Note 3(a)...................................                $  1,297,660
                   Shareholder servicing costs--Note 3(b)......................                     391,557
                   Professional fees...........................................                      35,520
                   Trustees' fees and expenses--Note 3(c)......................                      24,968
                   Prospectus and shareholders' reports........................                      22,786
                   Custodian fees..............................................                      21,246
                   Loan commitment fees--Note 2................................                       1,271
                   Registration fees...........................................                       1,077
                   Miscellaneous...............................................                      23,498
                                                                                               ------------
                         Total Expenses........................................                   1,819,583
                   Less--reduction in management fee due to
                       undertaking--Note 3(a)..................................                     (92,317)
                                                                                               ------------
                         Net Expenses..........................................                                      1,727,266
                                                                                                                  ------------
INVESTMENT INCOME--NET.........................................................                                      9,104,364

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                   Net realized gain (loss) on investments.....................              $     781,232
                   Net unrealized appreciation (depreciation) on investments...                    765,583
                                                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ........................                                      1,546,815
                                                                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                                    $10,651,179
                                                                                                                  ------------
                                                                                                                  ------------

                                       See notes to financial statements.

Dreyfus New Jersey Intermediate Municipal Bond Fund
Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                                                 Year Ended        Year Ended
                                                                                               March 31, 1999    March 31, 1998
                                                                                              ----------------  ----------------
OPERATIONS:
   Investment income--net......................................................                  $  9,104,364    $  9,343,274
   Net realized gain (loss) on investments.....................................                       781,232         490,182
   Net unrealized appreciation (depreciation) on investments...................                       765,583       7,090,366
                                                                                                 -------------   ------------
       Net Increase (Decrease) in Net Assets Resulting from Operations.........                    10,651,179      16,923,822
                                                                                                 -------------   ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net......................................................                    (9,104,364)     (9,343,274)
                                                                                                 -------------   ------------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold...............................................                    33,844,941      28,645,141
   Dividends reinvested........................................................                     7,659,276       7,823,118
   Cost of shares redeemed.....................................................                   (41,227,453)    (44,556,034)
                                                                                                 -------------   ------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions..                       276,764      (8,087,775)
                                                                                                 -------------   ------------
            Total Increase (Decrease) in Net Assets............................                     1,823,579        (507,227)
NET ASSETS:
   Beginning of Period.........................................................                   215,842,808     216,350,035
                                                                                                 -------------   ------------
   End of Period...............................................................                  $217,666,387    $215,842,808
                                                                                                 -------------   ------------
                                                                                                 -------------   ------------
                                                                                                     Shares       Shares
                                                                                                 -------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold.................................................................                     2,430,570      2,087,924
   Shares issued for dividends reinvested......................................                       549,536        570,892
   Shares redeemed.............................................................                    (2,961,601)    (3,255,905)
                                                                                                 -------------   ------------
         Net Increase (Decrease) in Shares Outstanding.........................                        18,505      (597,089)
                                                                                                 -------------   ------------
                                                                                                 -------------   ------------

                                       See notes to financial statements.

Dreyfus New Jersey Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Financial Highlights
   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                    Year Ended March 31,
                                                 ------------------------------------------------------
PER SHARE DATA:                                  1999        1998        1997        1996        1995
                                                 ------      ------      ------      ------      ------
   Net asset value, beginning of period......    $13.83      $13.35      $13.44      $13.12      $13.08
                                                 ------      ------      ------      ------      ------
   Investment Operations:
   Investment income--net....................       .59         .59         .59         .60         .65
   Net realized and unrealized gain (loss)
         on investments......................       .10         .48        (.08)        .32         .04
                                                 ------      ------      ------      ------      ------
   Total from Investment Operations,.........       .69        1.07         .51         .92         .69
                                                 ------      ------      ------      ------      ------
   Distributions:
   Dividends from investment income--net.....      (.59)       (.59)       (.60)       (.60)       (.65)
                                                 ------      ------      ------      ------      ------
   Net asset value, end of period............    $13.93      $13.83      $13.35      $13.44      $13.12
                                                 ------      ------      ------      ------      ------
                                                 ------      ------      ------      ------      ------
TOTAL INVESTMENT RETURN......................      5.04%       8.18%       3.84%       7.09%       5.45%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...       .80%        .78%        .78%        .72%        .45%
   Ratio of net investment income
         to average net assets...............      4.21%       4.34%       4.43%       4.47%       5.02%
   Decrease reflected in above expense ratios
         due to undertakings by the Manager..       .04%        .03%         --         .06%        .45%
   Portfolio Turnover Rate...................     18.81%       6.90%      14.60%      13.69%      35.01%
   Net Assets, end of period (000's Omitted).  $217,666    $215,843    $216,350    $229,034    $221,199

             See notes to financial statements.

Dreyfus New Jersey Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus New Jersey Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus New Jersey Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund has an unused capital loss carryover of approximately $3,750,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1999. If not applied, $1,289,000 of the carryover expires in fiscal 2003 and $2,461,000 expires in fiscal 2004.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of.60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 1998 through March 31, 1999 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $92,317, during the period ended March 31, 1999.

   (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1999, the Fund was charged $256,812 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1999, the Fund was charged $95,544 pursuant to the transfer agency agreement.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (d) A 1% redemption fee is charged and retained by the Fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the Fund Exchange privilege.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1999, amounted to $40,380,690 and $40,035,721, respectively.

   At March 31, 1999, accumulated net unrealized appreciation on investments was $10,580,510, consisting of $10,608,927 gross unrealized appreciation and $28,417 gross unrealized depreciation.

   At March 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus New Jersey Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus New Jersey Intermediate Municipal Bond Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Intermediate Municipal Bond Fund at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                               /s/Ernst & Young L.L.P.
New York, New York
May 4, 1999

Dreyfus New Jersey Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 1999 as "exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

Dreyfus New Jersey Intermediate
Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.             751AR993